Related Parties	12 Months Ended
Dec. 31, 2021
Related Parties
11. Related Parties

11. Related Parties

Prior to the Company converting from an LLC to a C corporation in March 2021, the Company had two Managing Members. One of the Managing Members remained the Company’s majority stockholder upon the close of the Company’s IPO and serves as the Company’s President, Chief Executive Officer, and Chairman of the Board of Directors. The other Managing Member remained a beneficial owner upon the close of the Company’s IPO and serves as the Company’s Lead Director of the Board of Directors. Hereinafter these two Managing Members, and their affiliates, are referred to collectively as the Principal Stockholders after the completion of the IPO.

During 2020, the Managing Members and other related parties loaned the Company $1,145,000 as subordinated convertible promissory notes. Additionally, during the first quarter of 2021, the Managing Members and other related parties loaned the Company $1,255,000 as subordinated convertible promissory notes. Refer to Note 4 – Subordinated Convertible Promissory Notes for further discussion.

During the third quarter of 2021, the Company amended the conversion terms of its Series 1d preferred stock, as described in Note 6 – Equity Securities. As a result of the Series 1d preferred stock amendments, the Company presented a deemed dividend of approximately $2.3 million for the year ended December 31, 2021, approximately $1.2 million of which related to Series 1d preferred shares owned by the Company’s Principal Stockholders and their affiliates.